Morgan Stanley Value Fund
                     Item 77(o) 10f-3 Transactions
                  April 1, 2002 - September 30, 2002


Security  Date    Price  Shares   %of     Total      Purcha  Broker
          of      Of     Purcha   Assets  Issued     sed
          Purcha  Shares sed                         By
          se                                         Fund
                                                             M.R.
El Paso   06/20/  $19.95 84,200   0.295%  $897,750,  0.187%  Beal;
Corp.     02                              000                Quick &
                                                             Reilly;
                                                             Advest;
                                                             Belle
                                                             Havne;
                                                             Fahnestoc
                                                             k;
                                                             Herbert
                                                             J. Sims;
                                                             Janney
                                                             Montgomer
                                                             y Scott;
                                                             JPMorgan;
                                                             David
                                                             Lerner;
                                                             Loop
                                                             Capital
                                                             Mkts;
                                                             Merrill
                                                             Lynch;
                                                             Ramirez;
                                                             RBC Dain
                                                             Rascher;
                                                             Roosevelt
                                                             & Cross;
                                                             SBK-
                                                             Brooks;
                                                             William
                                                             Blair